                                                                    EXHIBIT 10.6

                           FIRST AMENDMENT TO THE
                         FIRST AMENDED AND RESTATED
                           VOTING TRUST AGREEMENT
                 REGARDING SHARES ISSUED TO DAVID J. SHIMMON

     This FIRST AMENDMENT to the FIRST AMENDED AND RESTATED VOTING TRUST AGREEMENT ("AMENDMENT") is entered into as of December 1, 1996 ("EXECUTION DATE") by and among William A. Bianco, Jr. (the "VOTING TRUSTEE") and David J. Shimmon, an individual ("SHIMMON").

                                   RECITALS

     A. VOTING TRUSTEE, SHIMMON and others entered into a Voting Trust Agreement on June 30, 1994, an Extension Agreement on June 12, 1995 and a First Amended and Restated Voting Trust Agreement Regarding Shares Issued to David J. Shimmon effective as of April 1, 1996 (collectively, the "ORIGINAL AGREEMENT").

     B. The KSI Group, Inc., a Delaware corporation (the "COMPANY") is contemplating the effectuation of a "QUALIFIED PUBLIC OFFERING" as defined in the Articles of Incorporation of the CORPORATION effective as of the EXECUTION DATE.

     C. Section 7.7 of the ORIGINAL AGREEMENT grants VOTING TRUSTEE and the "BENEFICIAL OWNER" the right to amend the ORIGINAL AGREEMENT.

     D. SHIMMON currently is the "BENEFICIAL OWNER" as defined in the ORIGINAL AGREEMENT.

     E. The VOTING TRUSTEE and SHIMMON desire to amend the ORIGINAL AGREEMENT as set forth below effective as of the closing of the QUALIFIED PUBLIC OFFERING (the "CLOSING").

NOW, THEREFORE, THE ORIGINAL AGREEMENT is amended as set forth below:

     1.  Conditioned Upon Effectuation of the CLOSING.  Effective as of the
         --------------------------------------------
CLOSING, and only upon the CLOSING, the ORIGINAL AGREEMENT is amended as set forth below.

     2.  Amendments.  Sections 2.5 and 3.2 of the ORIGINAL AGREEMENT shall be
         ----------
amended in their entirety as set forth below:

         2.5  Transfer of BENEFICIAL CERTIFICATES.  The BENEFICIAL CERTIFICATES
              -----------------------------------
     shall be transferable only as provided in (a) the BENEFICIAL CERTIFICATES and (b) this AGREEMENT and upon payment of any charges in effect at the time of transfer. All transfers shall be recorded in accordance with
     Section 5.2 below. Any transfer made of any BENEFICIAL CERTIFICATE shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the BENEFICIAL CERTIFICATE so transferred and this AGREEMENT. Upon such transfer the VOTING TRUSTEE shall deliver a BENEFICIAL CERTIFICATE or CERTIFICATES to the transferee for the number of shares represented by the BENEFICIAL CERTIFICATE so transferred.

         3.2  Rights of BENEFICIAL OWNER.   Notwithstanding the provisions of
              --------------------------
     Section 3.1 above:

              a. the BENEFICIAL OWNER shall have the exclusive right to make the decisions required under (a) the First Amended and Restated Hoover/The KSI Group, Inc. Rights Agreement dated April 1, 1996 and (b) the First Amended and Restated Registration Rights Agreement dated April 1, 1996.

              b. The decision whether to (i) sell the VOTING TRUST CERTIFICATES or (ii) vote in favor of the proposed dissolution and liquidation, merger or consolidation of the COMPANY or a sale of all or substantially all of its assets shall require the consent of both the VOTING TRUSTEE and the BENEFICIAL OWNER.

     3.  Full Effect.  Except as modified above, the ORIGINAL AGREEMENT shall
         -----------
remain in full force and effect.

                                    VOTING TRUSTEE:

                                    /s/ William A. Bianco, Jr.
                                    ------------------------------
                                    William A. Bianco, Jr.

                                    SHIMMON:

                                    /s/ David J. Shimmon
                                    ------------------------------
                                    David J. Shimmon

                          FIRST AMENDED AND RESTATED
                            VOTING TRUST AGREEMENT
                 REGARDING SHARES ISSUED TO DAVID J. SHIMMON

This FIRST AMENDED AND RESTATED VOTING TRUST AGREEMENT ("AGREEMENT") is entered into effective as of April 1, 1996 ("EXECUTION DATE") by and among William A. Bianco, Jr. (the "VOTING TRUSTEE"), David J. Shimmon, an individual ("SHIMMON"), Kinetic Systems, Inc., a California corporation ("KSI CA"), The KSI Group, Inc., a Delaware corporation (the "COMPANY"), and Doty & Sundheim, a Professional Corporation (the "ESCROW HOLDER").

                                   RECITALS

A. The parties entered into a Voting Trust Agreement on June 30, 1994 and an Extension Agreement on June 12, 1995 (collectively, the "ORIGINAL AGREEMENT"). The parties wish to amend and restate the ORIGINAL AGREEMENT in its entirety.

B. The parties have entered into this AGREEMENT to provide the VOTING TRUSTEE, the President of the COMPANY and, through The Bianco Family 1991 Trust (the "BIANCO FAMILY TRUST"), the controlling shareholder of the COMPANY, certain voting rights with respect to certain shares held by SHIMMON, as such shares are defined below.

THE PARTIES AGREE AS FOLLOWS:

1.    VOTING TRUSTEE.  There shall be one voting trustee of this voting
      --------------
trust (the "VOTING TRUST"). Except as set forth in Section 6.7 below, the first and only voting trustee shall be William A. Bianco, Jr.

2.    DEPOSIT AND TRANSFER OF SHARES--ISSUANCE AND TRANSFER OF VOTING
      ---------------------------------------------------------------
TRUST CERTIFICATES.
------------------

         2.1  Deposit of Shares.  Upon execution of this AGREEMENT, SHIMMON
              -----------------
shall deposit with the ESCROW HOLDER the certificates for all shares of the COMPANY which he owns (the "SHIMMON CERTIFICATES"). In the event SHIMMON is issued any additional shares by the COMPANY during the term of this AGREEMENT, such additional shares shall be deposited as set forth above and shall be included in the definition of "SHIMMON CERTIFICATES". The SHIMMON CERTIFICATES shall be endorsed in blank or to the VOTING TRUSTEE, and be accompanied by such instruments of transfer as to enable the COMPANY to cause such certificates to be transferred to the name of the VOTING TRUSTEE.

         2.2  Transfer of VOTING TRUST CERTIFICATES to VOTING TRUSTEE. All
              -------------------------------------------------------
SHIMMON CERTIFICATES delivered to the ESCROW HOLDER shall be surrendered by the ESCROW HOLDER to the COMPANY and canceled. New share certificates shall be issued in the name of the VOTING TRUSTEE. The new share certificates shall state that they are issued pursuant to this AGREEMENT. This fact shall also be noted in the entry of ownership of the shares by the VOTING TRUSTEE in the stock transfer records of the COMPANY. (The certificates issued to the VOTING TRUSTEE under this Section hereafter shall be referred to as the "VOTING TRUST CERTIFICATES".)

         2.3  BENEFICIAL CERTIFICATES.  The VOTING TRUSTEE shall hold the VOTING
              -----------------------
TRUST CERTIFICATES subject to the terms of this AGREEMENT. The COMPANY shall thereupon issue and deliver to SHIMMON certificates representing SHIMMON'S beneficial interest in the COMPANY. The voting trust beneficial certificates shall be in substantially the form of Exhibit 2.3 attached hereto (the "BENEFICIAL CERTIFICATES"). (SHIMMON and any subsequent beneficial owner hereafter shall be referred to as the "BENEFICIAL OWNER".)

         2.4  Fractional BENEFICIAL CERTIFICATES.  In the event the interest in
              ----------------------------------
this VOTING TRUST which is owned by any holder cannot be fully represented by whole BENEFICIAL CERTIFICATES, the VOTING TRUSTEE may issue fractional share certificates, scrip, or other evidence of ownership of the fractional part of one BENEFICIAL CERTIFICATE which in their discretion properly indicates ownership of the fractional interest represented thereby. In the event of such issue, the fractional interest shall, under no circumstances, have any greater rights nor lesser liabilities than any other BENEFICIAL CERTIFICATE provided for herein.

         2.5  Transfer of BENEFICIAL CERTIFICATES.  The BENEFICIAL CERTIFICATES
              -----------------------------------
shall be transferable only as provided in (a) the BENEFICIAL CERTIFICATES, (b) this AGREEMENT, (c) the Kinetic Systems, Inc. 1996 Shareholder Agreement dated April 1, 1996 and any successor agreement or amendment thereto (the "SHAREHOLDER AGREEMENT") and upon payment of any charges in effect at the time of transfer. All transfers shall be recorded in accordance with Section 5. 2 below. Any transfer made of any BENEFICIAL CERTIFICATE shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the BENEFICIAL CERTIFICATE so transferred, this AGREEMENT and the SHAREHOLDER AGREEMENT. Upon such transfer the VOTING TRUSTEE shall deliver a BENEFICIAL CERTIFICATE or CERTIFICATES to the transferee for the number of shares represented by the BENEFICIAL CERTIFICATE so transferred.

         2.6  Proof of Ownership.  The VOTING TRUSTEE shall not be required to
              ------------------
recognize any transfer of a BENEFICIAL CERTIFICATE not made in accordance with the provisions hereof unless the person or persons claiming such ownership shall have produced indicia of title satisfactory to the VOTING TRUSTEE, and shall have deposited with the VOTING TRUSTEE indemnity satisfactory to him.

         2.7  Holder of BENEFICIAL CERTIFICATE as Owner.  The VOTING TRUSTEE may
              -----------------------------------------
treat the registered holder, for the time being, of each BENEFICIAL CERTIFICATE (or when presented duly endorsed in blank for transfer, the bearer thereof) as the absolute owner and holder thereof and of all the rights and interests represented thereby for all purposes whatsoever. The VOTING TRUSTEE shall not be bound or affected by any notice to the contrary.

         2.8  Replacement of BENEFICIAL CERTIFICATE.  If a BENEFICIAL
              -------------------------------------
CERTIFICATE is lost, stolen, mutilated, or destroyed, the VOTING TRUSTEE, in his discretion, may issue a duplicate of the BENEFICIAL CERTIFICATE upon receipt of
(a) evidence of such fact and (b) indemnification satisfactory to him.

3.    VOTING AND ACTION BY VOTING TRUSTEE.
      -----------------------------------

         3.1   Voting of VOTING TRUST CERTIFICATES.  Subject to the provisions
               -----------------------------------
of Section 3.2 below, so long as the VOTING TRUSTEE shall hold VOTING TRUST CERTIFICATES deposited pursuant to the provisions of this AGREEMENT, he shall possess and in his unrestricted discretion shall be entitled to exercise in person or by his attorneys-in-fact or proxies, all rights and powers of absolute owners and holders of the VOTING TRUST CERTIFICATES, including the full and unqualified right to vote, assent or consent with respect thereto and to take part in and consent to any corporate or shareholders' action of any kind whatsoever. No other person shall have any voting rights in respect to the VOTING TRUST CERTIFICATES so long as this AGREEMENT is in effect and such shares are registered in the name of the VOTING TRUSTEE. The right of the VOTING TRUSTEE to vote, assent, or consent shall include the right to vote at any election of directors and in favor of or in opposition to any resolution or the issuance or creation of additional securities of the COMPANY, or any action of any character whatsoever which may be presented at any meeting or require the consent of shareholders of the COMPANY.

         3.2   Rights of BENEFICIAL OWNER.  Notwithstanding the provisions of
               --------------------------
Section 3.1 above, the BENEFICIAL OWNER shall have the exclusive right to make the decisions required under (a) the SHAREHOLDER AGREEMENT (b) the First Amended and Restated Hoover/The KSI Group, Inc. Rights Agreement dated April 1, 1996 and
(c) the First Amended and Restated Registration Rights Agreement dated April 1, 1996. As between the BENEFICIAL OWNER and the VOTING TRUSTEE, the BENEFICIAL OWNER shall have the exclusive right to decide whether to sell the VOTING TRUST CERTIFICATES. Finally, unless the VOTING TRUSTEE first obtains the written consent of the BENEFICIAL OWNER, the VOTING TRUSTEE shall have no right to vote in favor of the proposed dissolution and liquidation, merger or consolidation of the COMPANY or a sale of all or substantially all of its assets.

         3.3  Voting in Interest of COMPANY.  In voting the VOTING TRUST
              -----------------------------
CERTIFICATES or in doing any act in respect of the control or management of the COMPANY or its affairs, as holder of stock deposited hereunder, the VOTING TRUSTEE shall exercise its best judgment in the interest of the COMPANY to the end that its affairs shall be properly managed.

         3.4  VOTING TRUSTEE's Relationship With COMPANY.  The VOTING TRUSTEE or
              ------------------------------------------
any firm or corporation of which it may be a member, agent, or employee, or any corporation, trust, or association of which it may be a trustee, stockholder, director, officer, agent, or employee, may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which the COMPANY or any subsidiary or controlled or affiliated corporation may be a party or in which it may be concerned, as fully and freely as though such VOTING TRUSTEE were not a VOTING TRUSTEE hereunder. The VOTING TRUSTEE may act as a director or officer of the COMPANY or of any such subsidiary or controlled or affiliated corporation.

         3.5  Expenses.  The VOTING TRUSTEE is expressly authorized to incur and
              --------
pay such reasonable expenses and charges, to employ and pay such agents, attorneys, and counsel, and to incur and pay such other charges and expenses as he may deem necessary and proper for administering this AGREEMENT. The BENEFICIAL OWNER agrees to reimburse and indemnify the VOTING TRUSTEE for and against any and all such claims, expenses, and liabilities incurred by him, or asserted against him, in connection with or growing out of this AGREEMENT or the discharge of his duties hereunder. Any such claims, expenses or liabilities not so paid by the BENEFICIAL OWNER may be deducted from dividends or other distributions to him or may be made a charge payable as a condition to the delivery of shares in exchange for BENEFICIAL CERTIFICATES as provided herein. The VOTING TRUSTEE shall be entitled to a lien therefor upon the shares, funds or other property in his possession or in the possession of the ESCROW HOLDER. Notwithstanding the above, the VOTING TRUSTEE shall not receive a salary in connection with his services as VOTING TRUSTEE.

         3.6  VOTING TRUSTEE's Liability.  The VOTING TRUSTEE shall always be
              --------------------------
protected and free from liability in acting upon any document or signature believed by him to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same. The VOTING TRUSTEE shall not be liable for any error of judgement nor for any act done or omitted nor for any mistake of fact or law nor for anything which he may do or refrain from doing in good faith nor generally shall the VOTING TRUSTEE have any accountability hereunder, except the VOTING TRUSTEE shall be liable for his own willful default or gross negligence. The VOTING TRUSTEE may advise with legal counsel and any action under this AGREEMENT taken or suffered in good faith by him in accordance with the opinion of such counsel shall be conclusive upon the parties hereto and the VOTING TRUSTEE shall be fully protected and be subject to no liability in respect thereof.


4.    DIVIDEND, DISTRIBUTION, AND SUBSCRIPTION RIGHTS OF BENEFICIAL OWNER.
      -------------------------------------------------- ----------------

         4.1  Cash Dividends.  The BENEFICIAL OWNER shall be entitled, until the
              --------------
termination of this AGREEMENT as hereinafter provided, to receive from time to time payments equal to the amount of cash dividends, if any, collected or received by the VOTING TRUSTEE or his successor upon the number of shares in respect of which such BENEFICIAL CERTIFICATE was issued, less the deductions provided for in Section 3.5. Such payments shall be made as soon as practicable after the receipt of such dividends, to the BENEFICIAL OWNER. In lieu of receiving cash dividends and paying such dividends to the BENEFICIAL OWNER, the VOTING TRUSTEE may instruct the COMPANY in writing to pay such dividends directly to the BENEFICIAL OWNER. Upon giving such instructions to the COMPANY, all liability of the VOTING TRUSTEE with respect to such dividends shall cease, until the instructions are revoked. The VOTING TRUSTEE may at any time revoke such instructions and by written notice to the COMPANY direct it to make dividend payments to the VOTING TRUSTEE.

         4.2  Share Dividends.  In case the VOTING TRUSTEE shall receive, as a
              ---------------
dividend or other distribution upon any VOTING TRUST CERTIFICATES held by him under this AGREEMENT any additional shares of the COMPANY, the VOTING TRUSTEE shall hold the same subject to this AGREEMENT for the benefit of the BENEFICIAL OWNER and said shares shall be and become subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder. The VOTING TRUSTEE may, in its discretion, issue BENEFICIAL CERTIFICATES in respect of such shares to the BENEFICIAL OWNER of record at the close of business on the record date determined pursuant to the provisions of Section 4.6.

         4.3  Distribution of Liquidation.  In the event of the dissolution or
              ---------------------------
total or partial liquidation of the COMPANY, whether voluntary or involuntary, the VOTING TRUSTEE shall receive the moneys, securities, rights, or property to which the BENEFICIAL OWNER as shareholder of the COMPANY is entitled and shall distribute the same to the BENEFICIAL OWNER.

         4.4  Other Distributions to Shareholders.  If at any time during the
              -----------------------------------
continuation of this AGREEMENT the VOTING TRUSTEE shall receive or collect any moneys through a distribution by the COMPANY to its shareholders, other than in payment of cash dividends, or shall receive any property (other than shares of stock of the COMPANY) through a distribution by the COMPANY to its shareholders, the VOTING TRUSTEE shall distribute the same to the BENEFICIAL OWNER registered as such at the close of business on the record date determined pursuant to the provisions of Section 4.6; provided that the VOTING TRUSTEE may withhold therefrom the deductions provided for in Section 3.5.

         4.5  Deductions from Distributions.  There shall be deducted and
              -----------------------------
withheld from every distribution of every kind under this AGREEMENT any taxes, assessments, or other charges that may be required by any present or future law to be deducted or withheld, as well as expenses and charges incurred pursuant to Section 3.5 hereof, to the extent that such expenses and charges remain unpaid or unreimbursed.

         4.6  Record Date for Distributions.  The VOTING TRUSTEE may, if he
              -----------------------------
deems it advisable, fix a date not exceeding 20 days preceding any date for the payment or distribution of dividends or for the distribution of assets or rights as a record date for the determination of the BENEFICIAL OWNER entitled to receive such payment or distribution, and the BENEFICIAL OWNER of record on such date shall be exclusively entitled to participate in such payments or distributions. In any case in which the VOTING TRUSTEE shall fail to fix such a record date, the date 3 days prior to the date of payment or distribution of dividends or the distribution of assets or rights, shall constitute the record date for the determination of the BENEFICIAL OWNER entitled to receive such payment or distribution.

5.    BOOKS AND RECORDS.
      -----------------

         5.1  Record of Shares.  It shall be the duty of the ESCROW HOLDER to
              ----------------
maintain a record of all VOTING TRUST CERTIFICATES which are transferred to the VOTING TRUSTEE and all BENEFICIAL CERTIFICATES indicating the name in which the stock was held, the date of issuance of the stock, the class and series of the stock, the number of shares, and the number of the certificate or certificates representing those shares. The ESCROW HOLDER also shall maintain a record of the date on which any such share certificates were received by them. The ESCROW HOLDER shall receive and hold the new share certificates issued by the COMPANY in the name of the VOTING TRUSTEE and shall maintain a record indicating the date of issuance of such certificates, the date of receipt of such certificates and the place in which such certificates are held by them.

         5.2  Record of Trust Certificates.  The Secretary of the Company shall
              ----------------------------
maintain a record showing the name and address of the BENEFICIAL OWNER. The record shall show the dates on which the BENEFICIAL CERTIFICATES were issued, canceled, transferred, or replaced. The record shall be known as the Beneficial Owner Certificate Record Book and shall be open to inspection by any of the parties to this AGREEMENT or their successors at any reasonable time. The first BENEFICIAL OWNER to appear in the Beneficial Owner Certificate Record Book shall be the party to this AGREEMENT to whom BENEFICIAL CERTIFICATES are to be issued. The record shall show any subsequent transfer, assignment, pledge, attachment, execution, and any other matter affecting the title to the BENEFICIAL CERTIFICATES which come to the attention of the ESCROW HOLDER or VOTING TRUSTEE. Any documents, including BENEFICIAL CERTIFICATES which are canceled, purporting to affect the title of the BENEFICIAL CERTIFICATES shall also be kept in the Beneficial Owner Record Book, together with a sample copy of the BENEFICIAL CERTIFICATE.

         5.3  Inspection of Records.  The books and records of this VOTING TRUST
              ---------------------
shall be open to inspection by any of the parties to this AGREEMENT or their successors at any reasonable time. The inspection shall be made at the office of the COMPANY and shall include the right to make copies of the books and records; provided, however, that any such activity must be conducted with reasonable notice first given to the Secretary of the COMPANY. In the event of a dispute, the matter shall be referred to the VOTING TRUSTEE for his decision as to the reasonableness of the request for inspection and copying.

6.    TERM OF VOTING TRUST.
      --------------------

         6.1  Irrevocability of VOTING TRUST.  Except as otherwise provided in
              ------------------------------
this AGREEMENT, the VOTING TRUST created by this AGREEMENT is hereby expressly declared to be irrevocable.

         6.2  Termination.  This AGREEMENT shall terminate: (a) the date William
              -----------
A. Bianco, Jr. ceases to be employed by the COMPANY, for any reason or no reason whether during the original term of this AGREEMENT or any extension thereof; (b) the date 50% or more of the voting securities of the COMPANY are transferred to a third party or parties pursuant to one transaction or a series
of related transactions or (c) June 30, 1999.   Provided William A.  Bianco, Jr.
is still employed by the COMPANY, this AGREEMENT may be extended as provided in
Section 6.3 below.

         6.3  Extension of Term.  The prescribed term of this AGREEMENT may be
              -----------------
extended, provided, within the three month period prior to the expiration date hereof, the BENEFICIAL OWNER by written AGREEMENT, with the written consent of the VOTING TRUSTEE, extends the duration hereof, as to such BENEFICIAL OWNER'S shares only, for an additional period not exceeding five (5) years from the expiration date then in effect. In the event of such extension, the VOTING TRUSTEE, prior to the expiration as hereinabove provided, as originally fixed, or as theretofore extended, as the case may be, files in the principal executive office of the COMPANY a copy of an agreement extending the expiration date of this AGREEMENT and thereupon the duration of this AGREEMENT shall be extended for the period fixed by such extension agreement; provided, however, that no such extension agreement shall affect the rights or obligations of persons not parties thereto.

         6.4  Return of VOTING TRUST CERTIFICATES After Termination.  Within 60
              -----------------------------------------------------
days after the termination of this AGREEMENT, the VOTING TRUSTEE shall deliver to the BENEFICIAL HOLDERS, certificates representing the number of shares in respect of which such BENEFICIAL CERTIFICATES were issued upon the surrender of such BENEFICIAL CERTIFICATES properly endorsed and upon payment by the persons entitled to receive such share certificates of a sum sufficient to cover any governmental charge on the transfer or delivery of such certificates.

         6.5  Final Accounting.  Within 90 days after termination of this VOTING
              ----------------
TRUST, the VOTING TRUSTEE shall render a final accounting to the BENEFICIAL OWNER and to the COMPANY and shall distribute any funds or other assets held by him to the parties entitled thereto.

         6.6  Deposit of Other Shares.  Except as specifically provided for in
              -----------------------
this AGREEMENT as set forth above, no additional shares may be deposited into the VOTING TRUST.

         6.7  Death of VOTING TRUSTEE.  Pursuant to Section 6.2, the death of
              -----------------------
the VOTING TRUSTEE shall cause this AGREEMENT to terminate. In such event the BENEFICIAL OWNER shall appoint a "termination trustee" to perform those services necessary to effectuate the termination of this AGREEMENT.

7.    GENERAL.
      -------

         7.1  Place of Performance.  This AGREEMENT is made, executed, and
              --------------------
entered into at Santa Clara, California, and it is mutually agreed that the performance of all parts of this contract shall be made at Santa Clara, California.

         7.2  Governing Law.  This AGREEMENT is intended by the parties to be
              -------------
governed and construed in accordance with the laws of the State of California.

         7.3  Severability of Provisions.  This AGREEMENT shall not be severable
              --------------------------
or divisible in any way but it is specifically agreed that should any provision herein be, or become invalid that such invalidity shall not affect the validity of the remainder of the AGREEMENT.

         7.4  Construction by VOTING TRUSTEE.  The VOTING TRUSTEE is authorized
              ------------------------------
and empowered to construe this AGREEMENT and his reasonable construction made in good faith shall be conclusive and binding upon the BENEFICIAL OWNER and upon all parties hereto.

         7.5  Merger or Consolidation.  In the event that the COMPANY shall
              -----------------------
merge into or consolidate with another corporation or corporations, or in the event that all or substantially all of the assets of the COMPANY are transferred to another corporation the shares of which are issued to shareholders of the COMPANY in connection with such transfer, then the term "COMPANY" shall be construed to include such successor corporation and the VOTING TRUSTEE shall receive and hold under this AGREEMENT any shares of such successor corporation received by him on account of his ownership as VOTING TRUSTEE of shares held by him hereunder prior to such merger, consolidation, of transfer. BENEFICIAL CERTIFICATES issued and outstanding under this AGREEMENT at the time of such merger, consolidation, or transfer may remain outstanding, but the VOTING TRUSTEE may, in his discretion, substitute therefor new BENEFICIAL CERTIFICATES in appropriate form.

         7.6  Notice to BENEFICIAL OWNER.  Any notice to be given to the
              --------------------------
BENEFICIAL OWNER shall be sufficiently given if mailed, postage prepaid, to the registered BENEFICIAL OWNER of such BENEFICIAL CERTIFICATE at the address of such registered BENEFICIAL HOLDER appearing on the certificate book to be maintained by the VOTING TRUSTEE. Every notice so given shall be effective whether or not received, and such notice shall for all purposes be deemed to have been given on the date of mailing thereof.

         7.7  Amendment of AGREEMENT.  If at any time the VOTING TRUSTEE deems
              ----------------------
it advisable to amend this AGREEMENT, he shall submit such amendment to the BENEFICIAL OWNER for his approval at a special meeting which shall be called for that purpose. If, at such meeting or any adjournment thereof, the proposed amendment shall be approved by the affirmative vote of the VOTING TRUSTEE and the BENEFICIAL OWNER, the proposed amendment so approved shall become a part of this AGREEMENT as if originally incorporated herein.

         7.8  Attorneys' Fees.  In the event of any dispute between or among the
              ---------------
parties, the prevailing party or parties in such action shall be entitled to receive from the party or parties held to be liable, in addition to any damages or other remedies provided by law or in equity, an amount equal to the attorneys' fees and costs expended by such prevailing party or parties in such action.

         7.9  Post Judgment.  In addition to any such amount, the prevailing
              -------------
party or parties also shall be entitled to receive from the party or parties held to be liable, an amount equal to the attorneys' fees and costs incurred in enforcing any judgment against such party or parties. This Section 7.9 is severable from the other provisions of this AGREEMENT and survives any judgment and is not deemed merged into any judgment.


                           (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties have executed this AGREEMENT effective as of the date first set forth above.

     VOTING TRUSTEE:

      /s/ William A. Bianco, Jr.
     -------------------------------------
     William A. Bianco, Jr.

     BENEFICIAL OWNER:

      /s/ David J. Shimmon
     -------------------------------------
     David J. Shimmon

     COMPANY:

     The KSI Group, Inc.,
     a Delaware corporation

     By: /s/ William A. Bianco, Jr.
         ---------------------------------
         William A. Bianco, Jr., President

     KSI CA:

     Kinetic Systems, Inc.,
     a California corporation

     By: /s/ William A. Bianco, Jr.
         ---------------------------------
         William A. Bianco, Jr., President

     ESCROW HOLDER:

     Doty & Sundheim,
     a Professional Corporation

     By: /s/ George Sundheim
         --------------------------
         George Sundheim, President

                                  EXHIBIT 2.3
                                  -----------

                             BENEFICIAL CERTIFICATE


     This Beneficial Certificate hereby certifies that David J. Shimmon hereby owns a beneficial interest in 2,000, 000 shares of The KSI Group, Inc. Series A Common Stock. The beneficiary interest is subject to the FIRST AMENDED AND RESTATED VOTING TRUST AGREEMENT dated April 1, 1996 (the "VOTING TRUST AGREEMENT") and the rights granted the VOTING TRUSTEE, as that term is defined in the VOTING TRUST AGREEMENT.

          Dated: April 1, 1996
                 --------------------

          /s/ William A. Bianco                /s/ Marie R. Bianco
          ----------------------------------   --------------------------
          William A. Bianco, Jr., President    Marie R. Bianco, Secretary

          THE KSI GROUP, INC.

          BENEFICIAL SHARES

          HELD BY VOTING TRUSTEE


Beneficial                 Number of   Certificate   Issuance   Date Received
Owner                       Shares       Number        Date       By Escrow
----------                 ---------   -----------   --------   -------------


David J. Shimmon           2,000,000


[All BENEFICIAL SHARES are held at Doty & Sundheim,
420 Florence Street, Palo Alto, CA  94301]

                              THE KSI GROUP, INC.
                           VOTING TRUST CERTIFICATES
                            HELD BY VOTING TRUSTEE


                  Number of    Certificate   Issuance   Date of
Series              Shares       Number        Date     Receipt
------            ----------   -----------   --------   -------

Series A Common   2,000,000    CSA-2         03/31/96


          [All VOTING TRUST CERTIFICATES are held at Doty & Sundheim,
                   420 Florence Street, Palo Alto, CA  94301]

THE KSI GROUP, INC.

BENEFICIAL OWNER

CERTIFICATE RECORD BOOK

     Number of Voting                           Date      Date Canceled
     Name & Address        Trust Certificates   Issued    or Transferred
     -------------------   ------------------   -------   --------------
           Notes
           -----
     David J. Shimmon      CSA-2                03/31/96
     13463 Mandoli Drive
     Los Altos, CA 94022



          [All BENEFICIAL SHARES are held at Doty & Sundheim,
          420 Florence Street, Palo Alto, CA  94301]